WisdomTree Japan Total Dividend Fund

Important Notice Regarding Change in Investment Policy

Supplement Dated January 21, 2010

To The Prospectus and Statement of Additional Information

The following information supplements, and should be read in conjunction with, the Fund’s Prospectus dated July 29, 2009 and the Fund’s Statement of Additional Information dated July 29, 2009, as revised.

The Fund (Ticker Symbol: DXJ) intends to change its investment objective and underlying index. The Fund will be renamed the WisdomTree Japan Hedged Equity Fund. The Fund will seek to track the performance of the WisdomTree Japan Hedged Equity Index instead of the WisdomTree Japan Dividend Index. This change will take place after the close of business on March 31, 2010.

The most significant aspect of the change is that the Fund, while continuing to be a Japan “total market” fund, also will seek to hedge against fluctuations between the value of the Japanese yen and the U.S. dollar. For U.S. investors, equity investments in Japan generally include two components of return. The first is the return attributable to stock prices in Japan. The second is the return attributable to the relative value of the U.S. dollar against the Japanese yen.

Upon implementation, the Fund will remain invested in the types of Japanese stocks described in its current Prospectus. In addition, the Fund will utilize various strategies to offset the Fund’s exposure to the Japanese yen. In this manner the Fund will attempt to provide exposure to Japanese equity securities while minimizing the impact of fluctuations between the value of the yen and the value of the U.S. dollar. As a result, when the U.S. dollar is going up in value relative to the Japanese yen, the Fund is structured to have higher returns than an equivalent non-hedged investment. Conversely, when the U.S. dollar is falling in value relative to the Japanese yen, the Fund is structured to have lower returns than an equivalent non-hedged investment. The change is intended to provide investors with a unique alternative to access the Japanese equity markets through the ETF structure.

Of course, there can be no guarantee the Fund will achieve its investment objective or that its investment strategies will be successful. The Fund may not track the returns of the equity securities included in its underlying index and may not eliminate exposure to currency fluctuations.

The Fund’s expense ratio will remain at 0.48%. The change is not expected to generate any significant tax consequences for Fund investors.

For more information please go to www.wisdomtree.com or call 1-866-909-9473.

WIS-SP-002-0110